Aflac Incorporated 2008 Form 10-K
Exhibit 24.1
POWER OF ATTORNEY
     We, the undersigned officers and directors of Aflac Incorporated, hereby severally constitute and appoint Daniel P. Amos and Kriss Cloninger III, and each of them the lawful attorneys and agents, with full power of substitution and authority, to sign for us and in our names in the capacities indicated below, the Annual Report on Form 10-K of Aflac Incorporated for the fiscal year ended December 31, 2008 (the “Form 10-K”) in the form presented to us, with such changes as such officers deem necessary and appropriate, and all amendments to the Form 10-K, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Aflac Incorporated to comply with the applicable provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission in connection with the Form 10-K. We hereby ratify and confirm our signatures as they may be signed by either of said attorneys-in-fact to the Form 10-K and any and all amendments thereto. This Power of Attorney may be signed in several counterparts.

Signature	Title	Date

/s/ Daniel P. Amos Daniel P. Amos	Chief Executive Officer and Chairman of the Board	February 10, 2009

/s/ Kriss Cloninger III Kriss Cloninger III	President, Chief Financial Officer, Treasurer and Director	February 10, 2009

/s/ Ralph A. Rogers Ralph A. Rogers	Senior Vice President, Financial Services; Chief Accounting Officer	February 10, 2009

/s/ J. Shelby Amos II J. Shelby Amos II	Director	February 10, 2009

/s/ Paul S. Amos II Paul S. Amos II	Director	February 10, 2009

/s/ Michael H. Armacost Michael H. Armacost	Director	February 10, 2009

/s/ Joe Frank Harris Joe Frank Harris	Director	February 10, 2009

/s/ Elizabeth J. Hudson Elizabeth J. Hudson	Director	February 10, 2009

/s/ Kenneth S. Janke, Sr. Kenneth S. Janke, Sr.	Director	February 10, 2009

Signature	Title	Date

/s/ Douglas W. Johnson Douglas W. Johnson	Director	February 10, 2009

/s/ Robert B. Johnson Robert B. Johnson	Director	February 10, 2009

/s/ Charles B. Knapp Charles B. Knapp	Director	February 10, 2009

/s/ E. Stephen Purdom E. Stephen Purdom	Director	February 10, 2009

/s/ Barbara K. Rimer Barbara K. Rimer	Director	February 10, 2009

/s/ Marvin R. Schuster Marvin R. Schuster	Director	February 10, 2009

/s/ David G. Thompson David G. Thompson	Director	February 10, 2009

/s/ Robert L. Wright Robert L. Wright	Director	February 10, 2009